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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of report (date of earliest event reported): February 19, 2004

                            Collectors Universe, Inc.
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               (Exact name of Registrant as Specified in Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             0-27887                                       33-0846191
      (Commission File No.)                             (I.R.S. Employer
                                                     Identification Number)

                1921 E. Alton Avenue, Santa Ana, California 92705
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              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

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           (Former Name or Former Address if Changed Since Last Report

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ITEM 5 OTHER EVENTS

On February 19, 2004, Collectors Universe, Inc. issued a press release announcing the sale of its Bowers and Merena Galleries division and Superior Sports Auctions division to Spectrum Numismatics International, Inc., a unit of Greg Manning Auctions, Inc.

      (C)   Exhibit                          DESCRIPTION
          -------       --------------------------------------------------------
            99.1        Collectors Universe, Inc. Press Release dated February
                        19, 2004
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                       COLLECTORS UNIVERSE, INC.

                                                       By: /s/ MICHAEL J. LEWIS
                                                       -------------------------
                                                       MICHAEL J. LEWIS
                                                       CHIEF FINANCIAL OFFICER

Dated: February 19, 2004
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                                  EXHIBIT INDEX

Exhibit                               DESCRIPTION
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99.1        Collectors Universe, Inc. Press Release dated February 19, 2004